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      COMMON STOCK                                              COMMON STOCK
       [NUMBER]                                                   [SHARES]
SP
INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                                                              CUSIP 824894 10 9

        ------------------------------------------------------------------------
        THIS CERTIFIES THAT







        IS THE RECORD HOLDER OF
        -----------------------------------------------------------------------
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                       $0.001 PAR VALUE PER SHARE, OF

                                SHOE PAVILION, INC.

        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:
                             [SHOE PAVILION, INC
                                 INCORPORATED
                              NOVEMBER 26, 1997
                                  DELAWARE]

                /s/ Gary Schwartz                  /s/ Dmitry Beinus
                VICE PRESIDENT, CHIEF              PRESIDENT AND CHIEF
                FINANCIAL OFFICER AND              EXECUTIVE OFFICER
                      SECRETARY


                             COUNTERSIGNED AND REGISTERED
                                      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                  TRANSFER AGENT AND REGISTRAR

                             BY
                                                          AUTHORIZED SIGNATURE

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  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.


  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM   - as tenants in      UNIF GIFT MIN ACT - ........Custodian.........
              common                                 (Cust)           (Minor)
  TEN ENT   - as tenants by the                      under Uniform Gifts to
              entireties                             Minors Act................
  JT TEN    - as joint tenants                                (State)
              with rights of     UNIF TREF MIN ACT - ....Custodian (until age..
              survivorship and                       (Cust)
              not as tenants                         ..under Uniform Transfers
              in common                              (Minor)
  COMP PROP - as community                           to Minors Act............
              property                                             (State)



        Additional abbreviations may also be used though not in the above list.



    FOR VALUE RECEIVED,_______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________
|                                    |
|____________________________________|



_______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________

                                           X____________________________________

                                           X____________________________________
                                            THE SIGNATURES(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAMES(S) AS
                                   NOTICE: WRITTEN UPON THE FACE OF THE CERTIF-ICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By___________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C RULE 17Ad-15.